SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2006


                             LITTLEFIELD CORPORATION
                             -----------------------
             (exact name of registrant as specified in its charter)


          Delaware                     0-24805                  74-2723809
          --------                     -------                  ----------
(State or other jurisdiction       (Commission File          (I.R.S. Employer
      of incorporation)                 Number)           Identification Number)


 2501 North Lamar Blvd., Austin, Texas                 78705
 -------------------------------------                 -----
(Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (512) 476-5141

        (Former name or former address, if changed since last report) NA


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. - Entry into a Material Definitive Agreement
-------------------------------------------------------

Littlefield Corporation (OTCBB: LTFD) announces that Richard S Chilinski has accepted the position of Chief Financial Officer of Littlefield Corporation effective Monday, 31 July 2006.

Compensation information:
Annual salary: $135,000
Performance based bonus: up to $25,000
Restricted Stock Award: eligible if Company creates such a plan
Terms of agreement: Mr. Chilinski is an at-will employee who has made a three year commitment

Item 9.01.- Financial Statements and Exhibits
---------------------------------------------

(c)  Exhibits.

     Exhibit No.
     -----------
        99.1        News Release dated July 28, 2006



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2006
                                        Littlefield Corporation

                                        By: /s/ Jeffrey L. Minch
                                            --------------------
                                            Name:  Jeffrey L. Minch
                                            Title: President and Chief Executive
                                                   Officer